UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2025
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of BWX Technologies, Inc. (the “Company”) approved a special grant of performance restricted stock units (“PSU”) and non-qualified performance stock options (“NQPSO”) to Rex D. Geveden, President and Chief Executive Officer, on May 7, 2025 with a target value of $5.5 million. This award is intended to further incentivize long-term shareholder value creation and contains aggressive performance hurdles that must be met to generate payouts under the terms of the award. The PSU component of the award, with a grant date fair value of $2.2 million, will cliff vest on December 31, 2027, subject to the achievement of cumulative revenue (50%) and EBITDA margin expansion (50%) targets for the performance period January 1, 2025 through December 31, 2027 (the “First Performance Period”). The number of PSUs earned will be based on the level of performance achieved during the First Performance Period with potential payouts ranging from 0% to 150% on each metric. The terms of the PSU award agreement are largely consistent with the Company’s prior PSU award agreements with the exclusion of retirement-related vesting provisions that would otherwise be applicable to Mr. Geveden. The NQPSO component of the award, with a grant date fair value of $3.3 million, will cliff vest on December 31, 2027, subject to the achievement of total shareholder return relative to the S&P Aerospace and Defense Select Index for the performance period May 7, 2025 through December 31, 2027 (the “Second Performance Period”). The number of NQPSOs earned will be based on the level of performance achieved during the Second Performance Period with potential payouts ranging from 0% to 150%. The forms of NQPSO and PSU award agreements are included as Exhibits 10.1 and 10.2, respectively, to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the Securities and Exchange Commission ("SEC") on May 5, 2025 and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Stock Option Grant Agreement (incorporated by reference to Exhibit 10.3 of the Company's Quarterly Report on Form 10-Q filed with the SEC on May 5, 2025 (File No. 1-34658))

10.2	Form of PSU Grant Agreement (incorporated by reference to Exhibit 10.4 of the Company's Quarterly Report on Form 10-Q filed with the SEC on May 5, 2025 (File No. 1-34658))

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Ronald O. Whitford, Jr.
Ronald O. Whitford, Jr.
Senior Vice President, General Counsel and Secretary

May 8, 2025